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                                                                    EXHIBIT 99.2

                         [HEALTHCARE REALTY TRUST LOGO]

                                  NEWS RELEASE

         Contact: Timothy G. Wallace, Executive Vice President and Chief
                  Financial Officer, (615) 269-8175

                        HEALTHCARE REALTY TRUST ANNOUNCES
                             SECOND QUARTER RESULTS

         NASHVILLE, Tennessee July 26, 2001 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter ended June 30, 2001. Revenues for the second quarter totaled $49.50 million, compared with the prior year's $49.85 million. Net income for the period was $19.4 million, or $0.44 per diluted common share, versus $21.2 million, or $0.49 per diluted common share, for the second quarter of 2000. Funds from operations, comprised primarily of net income and depreciation from real estate, totaled $26.3 million for the second quarter ended June 30, 2001, compared with $26.3 million for the second quarter ended June 30, 2000. Funds from operations, per diluted common share, for the second quarter 2001 was $0.65.

         Revenues for the six months ended June 30, 2001 totaled $97.7 million compared with the prior year's $98.1 million. Net income for the six-month period was $40.0 million, or $0.91 per diluted common share versus $41.6 million, or $0.95 per diluted common share, for the first six months of 2000. Funds from operations totaled $52.9 million for the six months ended June 30, 2001, compared with $53.1 million for the same period ended June 30, 2000. Funds from operations, per diluted common share, for the first six months of 2001 was $1.31.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. The Company's portfolio is comprised of nine major facility types, located in 32 states nationwide, and operated pursuant to contractual arrangements with 64 healthcare providers. The Company has investments of approximately $1.6 billion in 257 real estate properties or mortgages, totaling almost twelve million square feet. The Company provides property management or asset management services to approximately seven million square feet nationwide.

       The Company directs interested parties to it's Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2000. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

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HR Reports Second Quarter Results
Page 2
July 26, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                    JUNE 30,                            JUNE 30,
                                         ------------------------------      ------------------------------
                                             2001              2000              2001              2000
                                         ------------      ------------      ------------      ------------

Revenues:
 Master lease rental income              $     25,025      $     24,091      $     50,112      $     48,108
 Property operating income                     17,590            15,626            34,040            30,804
 Straight line rent                             1,443             2,998             3,191             4,468
 Mortgage interest income                       4,507             6,139             9,046            12,492
 Management fees                                  381               738               723             1,470
 Interest and other income                        549               258               612               767
                                         ------------      ------------      ------------      ------------
                                         $     49,495      $     49,850      $     97,724      $     98,109
                                         ------------      ------------      ------------      ------------
Expenses:
 General and administrative                     2,758             1,845             4,793             3,999
 Property operating expenses                    6,672             5,759            12,863            11,223
 Interest                                      10,414            10,983            20,199            21,509
 Depreciation                                  10,168             9,649            20,280            19,194
 Amortization                                      74               116               154               233
                                         ------------      ------------      ------------      ------------
                                         $     30,086      $     28,352      $     58,289      $     56,158
                                         ------------      ------------      ------------      ------------

Net income before net gain (loss)
on sale of real estate properties        $     19,409      $     21,498      $     39,435      $     41,951

Net gain (loss) on sale of real
estate properties                                 (36)             (311)              582              (311)
                                         ------------      ------------      ------------      ------------

Net income                               $     19,373      $     21,187      $     40,017      $     41,640
                                         ============      ============      ============      ============

Net income per common share -
     Basic                               $       0.45      $       0.49      $       0.92      $       0.97
                                         ============      ============      ============      ============
Net income per common share -
     Diluted                             $       0.44      $       0.49      $       0.91      $       0.95
                                         ============      ============      ============      ============
Funds from operations - Basic            $     26,291      $     26,336      $     52,857      $     53,060
                                         ============      ============      ============      ============

Funds from operations - Diluted          $     26,295      $     26,336      $     52,931      $     53,060
                                         ============      ============      ============      ============

Funds from operations
     per common share - Basic            $       0.66      $       0.67      $       1.33      $       1.34
                                         ============      ============      ============      ============

Funds from operations
     per common share - Diluted          $       0.65      $       0.66      $       1.31      $       1.32
                                         ============      ============      ============      ============

Weighted average common
     shares outstanding - Basic            39,721,416        39,526,317        39,675,562        39,484,644
                                         ============      ============      ============      ============

Weighted average common
     shares outstanding - Diluted          40,566,400        40,168,158        40,543,038        40,132,228
                                         ============      ============      ============      ============

         Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.

                                     -END-